SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Enhanced Commodity Strategy Fund DWS Global Inflation Plus Fund DWS GNMA Fund DWS Government & Agency Securities VIP DWS Short Duration Fund	DWS Short Duration Plus Fund DWS Strategic Government Securities Fund DWS Strategic Income Fund DWS Strategic Income VIP

The following person is added to the portfolio management team, as reflected in the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of each fund’s summary prospectus.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

July 16, 2010
DMF-3603SUM